IMPACT MANAGEMENT INVESTMENT TRUST

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

A Message From Your President ............................................     1

A Message From Your Investment Management Team
     A Message From Your Portfolio Manager ...............................     2

Impact Total Return Portfolio
     Financial Highlights - Class R ......................................     4
     Financial Highlights - Class A ......................................     5
     Financial Highlights - Class F ......................................     6
     Financial Highlights - Institutional Class ..........................     7
     Statement of Assets and Liabilities .................................     8
     Schedule of Investments In Securities ...............................     9
     Statement of Operations .............................................    11
     Statement of Changes in Net Assets ..................................    12

Notes to Financial Statements ............................................    13

....A MESSAGE FROM YOUR PRESIDENT

Dear Shareholders,

     As you know, following the events of September 11, 2001, there was much uncertainty for the financial services industry. Most investors generally appeared to be immobilized during the past six months, unwilling to make major changes, waiting out the crisis. Despite these difficult times within the industry, our initial mutual fund product, IMPACT Total Return Portfolio ("Portfolio") increased in size by approximately 105% or $4,485,462 during the six-month period ended March 31, 2002, ending the period with approximately $8.8 million in net assets.

     Most of the increase in size of the Portfolio during the period came from an increase in net assets from share transactions (shares sold, plus shares reinvested, less shares redeemed) of $3,242,862. This increase in net assets from share transactions was due primarily to relatively strong sales attributable to the efforts of the Portfolio's distributor. Sales for the six-month period ended March 31, 2002 of $3,218,216 exceeded sales for the entire last fiscal year of $3,079,982.

     The Portfolio's primary distributor continues to leverage its sales efforts based on the strong investment performance achieved through the stock selection efforts of the portfolio's sub-advisor, Schneider Capital Management, Inc. These investment results have positioned the Portfolio as one of the top performing mid-cap value funds in the country as noted by the Wall Street Journal, Business Week, and others throughout the period.

     IMPACT Management Investment Trust experienced further delays in launching its second portfolio, the IMPACT 25 Fund ("Fund") but at the time of this letter the Fund is now operational and accepting assets under management. The Fund's sub-advisor, Denali Advisors LLC is responsible for managing the Fund's portfolio. The Fund's objective is long-term capital growth, employing a non-diversified investment strategy investing in up to 25 equity stocks of U.S. companies with an advisory fee adjusted monthly for investment performance. This unique style and fee structure for the Fund, coupled with the growing "IMPACT" brand name recognition achieved nationally through the Portfolio's performance, should provide a strong platform for marketing and distribution efforts.

     The business climate in the financial industry remains extremely competitive. Despite the exceptional investment performance by the Portfolio's investment management team and the outstanding efforts made by the Portfolio's underwriter this past year, the asset level achieved to date in the Portfolio is inadequate to allow the investment adviser, Equity Assets Management, Inc. ("EAM"), to achieve profitability. This is an issue both the adviser and your Board of Trustees are currently working on with the goal of maintaining competence, trust and value in the investment management team and the products we offer.

Sincerely,


A.J. Elko
President

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

....A MESSAGE FROM YOUR PORTFOLIO MANAGER

Dear Fellow Shareholder:

We are pleased to provide you with the semi-annual report for the Impact Total Return Portfolio (the "Portfolio") for the six months ended March 31, 2002.

U.S. STOCK MARKET OVERVIEW
The stock market rebounded strongly to post double-digit returns during the six months ended March 31, 2002. The Standard & Poor's 500 Index gained 11.0% for the period. Investors were treated to an exhilarating rally during the fourth quarter of 2001 as calm was restored and investors began to turn their attention toward the eventual economic recovery. By the end of the period, a consistent flow of economic data confirmed that the U.S. recession probably ended months ago, it was one of the mildest on record, and the global economy was picking up steam.

INVESTMENT REVIEW
The Portfolio delivered strong results during the six months ended March 31, 2002, returning 33.01% (Class R Shares) versus 11.77% for the Russell 1000 Value Index. The favorable performance was generated from varied sources in the Portfolio's holdings.

Favorable security selection in the technology (semiconductors and semiconductor equipment), financial services (commercial insurance and consumer finance) and energy (natural gas) sectors provided a major positive contribution to returns for the period.

In the semiconductor industry, positive news on orders, inventories and capacity utilization caused investors to look past one of the worst industry downturns in history and turn their focus toward the next growth cycle. Our property/casualty insurance holdings rebounded strongly during the fourth quarter after investors realized that they had unduly punished these stocks in the aftermath of the September 11 attacks. Natural gas stocks rallied late in the period in anticipation that gas prices would eventually rise from recently depressed levels and lead to an acceleration in earnings growth.

STRATEGY AND OUTLOOK
Most investors were surprised by the relatively mild depth and brief duration of the recession. The U.S economy proved to be more resilient than expected in the face of strong headwinds: falling equity markets, shrinking corporate profits, rising joblessness, global weakness and the September attacks. The monetary and fiscal injections administered last year, which were supported by lower energy costs, rising home prices and healthy increases in corporate productivity during 2001, have successfully revived the economy.

Some are worried that the nascent recovery might be derailed this year by one or more of the following culprits: rising interest rates, anemic corporate spending, surging energy costs or global instability. These factors might mute the strength of the rebound, but we believe that they are not likely to send us tumbling into a new slump.

Your portfolio continues to be positioned to benefit from the global economic recovery. Many cyclical companies during the recession were squeezed in the grip of a downturn of severe proportions. The economic boom during the previous decade resulted in additions to capacity just as demand was peaking. Companies were subsequently trapped in a downward spiral of weak demand, a capacity glut and shrinking profit margins. However, while news headlines fueled intense concern as their stock prices fell to earth, bargain hunters like us saw opportunity just at the point that the companies were feeling the maximum pressure.

During the period we trimmed the exposure to the financial sector. Selected insurance and savings & loan issues had met our return expectations and price targets. Your portfolio is now measurably underweighted in financials versus the benchmark.

The most significant increase in exposure has been in the energy sector, where our research uncovered promising opportunities in domestic natural gas stocks. We established a significant position in the November-February timeframe.


Arnold C. Schneider III, CFA
Portfolio Manager
Schneider Capital Management

                                INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                                 CLASS R SHARES

                                                  Six months             F o r   t h e   Y e a r   E n d e d         June 17, 1997^
                                                    ended        --------------------------------------------------        to
                                                  March 31,      September     September    September    September     September
                                                     2002         30, 2001      30, 2000     30, 1999     30, 1998      30, 1997
                                                  Unaudited
                                                  ----------     ----------    ----------   ----------   ----------    ----------
Per Share Data*
   Investment Income                              $     0.07     $     0.17    $     0.20   $     0.26   $     0.29          0.01
   Expenses                                            (0.15)         (0.25)        (0.19)       (0.22)       (0.21)        (0.01)
                                                  ----------     ----------    ----------   ----------   ----------    ----------
   Net investment income                               (0.08)         (0.08)         0.01         0.04         0.08          0.00
   Distribution from net Investment Income              0.00          (0.02)         0.00        (0.08)       (0.01)         0.00
   Net realized and unrealized
        gain (loss) on investments                      3.33           0.99          2.55         0.86        (1.66)        (0.08)
   Distribution from realized
        gain (loss) on investments                     (2.17)         (0.82)        (0.48)       (0.69)        0.00          0.00
                                                  ----------     ----------    ----------   ----------   ----------    ----------
   Net increase (decrease) in net asset value           1.08           0.07          2.08         0.13        (1.59)        (0.08)
   Net asset value: Beginning of Period                10.61          10.54          8.46         8.33         9.92         10.00
                                                  ----------     ----------    ----------   ----------   ----------    ----------
        End of period                                  11.69          10.61    $    10.54   $     8.46   $     8.33    $     9.92
                                                  ==========     ==========    ==========   ==========   ==========    ==========
Ratios and Supplemental Data
   Total Return                                        33.01%~         8.24%        31.42%       11.50%      (15.93)%       (0.80)%>
   Ratio of expenses to average net assets              1.32%+         2.20%         2.22%        2.47%#       2.25%#        2.25%>#
   Ratio of net investment income to average
        net assets                                     (0.71)%+       (0.68)%         .10%        0.42%#       0.88%#        0.00%#
   Portfolio turnover rate                             40.42%        162.78%       206.32%      254.79%      221.45%         0.00%
   Average commission rate paid                        .0016          .0016         .0023        .0612        .1296         .1437
   Net assets, end of period                      $2,101,567     $1,551,950    $1,969,144   $6,270,819   $3,925,928    $  501,758
   Shares of beneficial interest outstanding,
        end of period                                179,769        146,248       186,760      741,369      471,512        50,567
   Number of shareholder accounts, end of period          92             79            81          156          136            17

     ^    Commencement of operations.
     *    Selected  data  for  a  share  of  beneficial   interest   outstanding
          throughout each period.
     ~    Not annualized.
     +    Annualized.
     # Excludes administrative fee and account closing fee charged directly to shareholder accounts.
     > Based on operations for the period shown and, accordingly, not representative of a full year.

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                                 CLASS A SHARES

                                                Six months ended                               February 3, 2000^
                                                 March 31, 2002        For the Year Ended              to
                                                   Unaudited           September 30, 2001      September 30, 2000
                                               ------------------      ------------------      ------------------
Per Share Data*
   Investment Income                              $       0.08            $       0.91            $       1.55
   Expenses                                              (0.13)                  (0.76)                  (0.84)
                                                  ------------            ------------            ------------
   Net investment income                                 (0.05)                   0.15                    0.71
   Distribution from net
      investment income                                  (0.02)                  (0.11)                   0.00
   Net realized and unrealized gain
      (loss) on investments                               4.69                    1.02                    2.07
   Distribution from realized gain
      (loss) on investments                              (0.21)                  (0.04)                   0.00
                                                  ------------            ------------            ------------
   Net increase (decrease)
      in net asset value                                  4.41                    1.02                    2.78
   Net asset value:
      Beginning of period                                13.80                   12.78                10.00ss.
                                                  ------------            ------------            ------------

      End of period                               $      18.21            $      13.80            $      12.78
                                                  ============            ============            ============

Ratios and Supplemental Data
   Total Return                                          26.02%~<                 2.86%<                20.45%><
   Ratio of expenses to average
      net assets                                          0.76%+                  5.13%                   7.07%>#
   Ratio of net investment income
      to average net assets                              (0.29)%+                 1.03%                   6.08%>#
   Average commission rate paid                          .0016                   .0016                   .0023
   Portfolio turnover rate                               40.42%                 162.78%                  93.35%
   Net assets, end of period                      $  2,447,215            $    696,545            $      9,348
   Shares of beneficial interest
      outstanding, end of period                       134,359                  50,481                     782
   Number of shareholder
      accounts, end of period                              157                      70                       4

     ^    Commencement of operations.
     *    Selected  data  for  a  share  of  beneficial   interest   outstanding
          throughout each period.
     ~    Not annualized.
     +    Annualized.
     <    Return  reflects  the  maximum  sales  charge  of 5.75%  imposed  as a percentage of the offering price.
     > Based on operations for the period shown and, accordingly, not representative of a full year.
     ss.  Class A Shares began trading February 3, 2000 at $10.00 per share.
     # Excludes administrative fee and account closing fee charged directly to shareholder accounts.

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                                 CLASS F SHARES

                                                Six months ended                                October 5, 1999^
                                                 March 31, 2002        For the Year Ended              to
                                                   Unaudited           September 30, 2001      September 30, 2000
                                               ------------------      ------------------      ------------------
Per Share Data*
   Investment Income                              $       0.07            $       0.27            $       0.52
   Expenses                                              (0.11)                  (0.25)                  (0.30)
                                                  ------------            ------------            ------------
   Net investment income                                 (0.04)                   0.02                    0.22
   Distribution from net
      investment income                                  (0.02)                  (0.18)                   0.00
   Net realized and unrealized
      gain (loss) on investments                          3.83                    1.01                    2.50
   Distribution from realized
      gain (loss) on investments                         (1.37)                  (0.30)                   0.00
                                                  ------------            ------------            ------------
   Net increase (decrease)
      in net asset value                                  2.40                    0.55                    2.72
   Net asset value:
      Beginning of period                                11.72                   11.17                    8.45ss.
                                                  ------------            ------------            ------------
      End of period                               $      14.12            $      11.72            $      11.17
                                                  ============            ============            ============

Ratios and Supplemental Data
   Total Return                                          33.72%~                  9.20%                  32.19%>
   Ratio of expenses to average
      net assets                                          0.84%+                  1.98%                   3.13%>#
   Ratio of net investment income
      to average net assets                              (0.31)%+                 0.20%                   2.36%>#
   Average commission rate paid                          .0016                   .0016                  0.0023
   Portfolio turnover rate                               40.42%                 162.78%                 202.02%
   Net assets, end of period                      $  3,219,627            $  2,084,822            $  1,441,027
   Shares of beneficial interest
      outstanding, end of period                       228,078                 177,856                 129,052
   Number of shareholder
      accounts, end of period                              115                      92                      75

     ^    Commencement of operations.
     *    Selected  data  for  a  share  of  beneficial   interest   outstanding
          throughout each period.
     ~    Not annualized.
     +    Annualized.
     > Based on operations for the period shown and, accordingly, not representative of a full year.
     ss.  Class F shares began trading October 5, 1999 at $8.45 per share.
     # Excludes administrative fee and account closing fee charged directly to shareholder accounts.

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                           INSTITUTIONAL CLASS SHARES

                                                               December 6, 2001^
                                                                       to
                                                                 March 31, 2002
                                                                  ------------
Per Share Data*
   Investment Income                                              $       0.08
   Expenses                                                              (0.11)
                                                                  ------------
   Net investment income                                                 (0.03)
   Distribution from net
      investment income                                                   0.00
   Net realized and unrealized
      gain (loss) on investments                                          1.12
   Distribution from realized
      gain (loss) on investments                                          0.00
                                                                  ------------
   Net increase (decrease)
      in net asset value                                                  1.09
   Net asset value:
      Beginning of period                                             10.00ss.
                                                                  ------------
      End of period                                               $      11.09
                                                                  ============

Ratios and Supplemental Data
   Total Return                                                       10.90%~>
   Ratio of expenses to average
      net assets                                                       1.59%+>
   Ratio of net investment income
      to average net assets                                          (0.40)%+>
   Average commission rate paid                                         0.0023
   Portfolio turnover rate                                               40.42%
   Net assets, end of period                                      $  1,050,369
   Shares of beneficial interest
      outstanding, end of period                                        94,733
   Number of shareholder
      accounts, end of period                                                3

     ^    Commencement of operations.
     *    Selected  data  for  a  share  of  beneficial   interest   outstanding
          throughout each period.
     ~    Not annualized.
     +    Annualized.
     > Based on operations for the period shown and, accordingly, not representative of a full year.
     ss. Institutional Class began trading December 6, 2001 at $10.00 per share.

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002
                                    Unaudited

ASSETS
   Investments in securities, at
     value - identified cost                                      $  8,504,230
   Cash                                                                307,559
   Interest and dividends receivable                                     5,805
   Receivable from securities sold                                      21,840
   Receivable for Fund shares sold                                       2,921
                                                                  ------------

     Total assets                                                    8,842,355
                                                                  ------------

LIABILITIES
   Payable for investment securities purchased                           9,143
   Investment advisory fee payable                                       9,008
   Distribution expenses payable                                         2,903
   Administrative Fee Payable                                            2,522
                                                                  ------------

     Total liabilities                                                  23,576
                                                                  ------------

NET ASSETS                                                        $  8,818,779
                                                                  ============

NET ASSETS CONSIST OF:
   Accumulated net investment income - net
     of distributions                                             $    (27,795)
   Accumulated net realized gain                                       173,731
   Net unrealized appreciation                                       1,397,454
   Paid-in capital applicable to 636,939 no par value
     shares of beneficial interest outstanding; unlimited
     number of shares Authorized                                     7,275,389
                                                                  ------------

NET ASSETS                                                        $  8,818,779
                                                                  ============

                                                                     NET ASSET
                                                       SHARES          VALUE
                                     NET ASSETS     OUTSTANDING      PER SHARE
                                    ------------    ------------    ------------
CLASS R                             $  2,101,567         179,769    $      11.69
CLASS A                                2,447,215         134,359    $      18.21
CLASS F                                3,219,628         228,078    $      14.12
INSTITUTIONAL CLASS                    1,050,369          94,733    $      11.09
                                    ------------    ------------
                                    $  8,818,779         636,939
                                    ============    ============

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                 March 31, 2002
                                    Unaudited

                                                        Shares         Value
                                                      ----------    ------------
Common Stock - 95.8%
  Consumer Products = 7.2%
    Archer-Daniels-Midland Co.                            14,568    $    202,932
    Tate & Lyle PLC                                       20,400         404,079

Transportation - 7.8%
    AMR Corporation *                                      5,800         153,178
    CSX Corporation                                        8,000         304,880
    Swift Transportation *                                 5,500         120,560
    Tidewater, Inc.                                        2,000          84,700

Computers and Technology - 7.2%
    Advanced Micro Devices *                               4,000          58,840
    Avnet, Inc.                                            3,100          83,886
    Computer Associates International                        800          17,512
    Ingram Micro, Inc.*                                    1,600          26,480
    Micron Technology, Inc.*                               4,500         148,050
    Sanmina-SCI Corporation *                              2,600          30,550
    Teradyne, Inc. *                                       6,300         248,409

Utilities - 4.7%
    DTE Energy Co.                                         1,300          59,150
    Edison International                                     200           3,350
    P G & E Corporation                                   14,100         332,196

Capital Goods - 4.3%
    The Boeing Company                                     1,200          57,900
    Clayton Homes Inc                                     13,500         226,125
    York International Corp                                 2200          78,980

Basic Materials - 12.4%
    IMC Global Inc.                                       16,800         247,800
    Alcan Inc.                                            10,900         431,967
    Freeport-McMoRan Copper & Gold, Inc.                   4,500          79,290
    NuCor Corp.                                            4,600         295,504

Communications - 1.4%
    MCI Worldcom, Inc.*                                   17,800         119,972

Services - 13.9%
    Liberty Media Corp. *                                  5,600          70,784
    Nabors Industries, Inc. *                              8,200         346,450
    J.C. Penney Co., Inc.                                 18,800         389,348
    Starwood Hotel & Resorts Worldwide                     6,500         244,465
    Toys R Us, Inc.*                                       7,000         125,720

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                 March 31, 2002
                                    Unaudited
                                   (continued)

                                                        Shares         Value
                                                      ----------    ------------
Energy - 10.9%
    Burlington Resources, Inc.                            11,100         444,999
    Patterson-UTI Energy, Inc. *                           2,500          74,350
    Rowan Companies Inc                                    8,700         200,448
    Valero Energy Corp                                     3,700         183,224
    Williams Companies, Inc.                                 700          17,941

Financial - Insurance - 16.5%
    Aetna, Inc.                                           14,200         551,244
    Allstate Corp.                                         8,800         332,376
    American Financial Group                               4,700         134,984
    Fairfax Financial Holdings                               500          51,632
    Loews Corporation                                      1,400          82,012
    Travelers Property Casualty Corp.                      3,400          68,000
    Ace Limited                                            3,300         137,610
    Partnere Ltd.                                            800          43,680

Financial -Consumer Finance - 4.8%
    Amercredit Corp                                       10,700         406,493

Consumer, Cyclical - 7.5%
    Brunswick Corporation                                  1,400          38,248
    Goodyear Tire & Rubber                                   200           5,114
    Paccar, Inc.                                           4,100         300,161
    Visteon Corp.                                         17,900         296,245

Conglomerates - 1.3%
    Tyco International Ltd.                                3,500         113,120
                                                                    ------------

        Total common stocks (cost $7,077,484)                          8,474,938
                                                                    ------------

Short-Term Investments - 1.0%
    Rydex Series Trust - U.S. Government Money
        Market Fund (0.94% seven day yield, cost
        $29,292)                                          29,292          29,292
                                                                    ------------

    Total investment in securities - 96.4% of
        net assets (cost $ 7,106,776)                               $  8,504,230
                                                                    ============

*    Non-income producing security

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2002
                                    Unaudited

INVESTMENT INCOME
    Interest income                                               $     35,445
    Dividend income                                                      3,542
                                                                  ------------

        Total income                                                    38,987
                                                                  ------------

EXPENSES
    Investment advisory fee                                             40,918
    Distribution expenses                                               14,496
    Administrative fee                                                  11,368
                                                                  ------------

        Total expenses                                                  66,782
                                                                  ------------

        Net investment income                                          (27,795)
                                                                  ------------

REALIZED AND UNREALIZED GAIN
    Net realized gain on securities                                    173,731
    Change in net unrealized appreciation on securities              1,694,127
                                                                  ------------

        Net realized and unrealized gain                             1,867,858
                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  1,840,063
                                                                  ============

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BY CLASS:

CLASS R                                                           $    509,501
CLASS A                                                                485,401
CLASS F                                                                749,792
INSTITUTIONAL CLASS                                                     95,369
                                                                  ------------
                                                                  $  1,840,063
                                                                  ============

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                     For the Six Months Ended March 31, 2002
                                    Unaudited

                                                              Six Months Ended
                                                               March 31, 2002           Year Ended
                                                                (Unaudited)         September 30, 2001
                                                                ------------           ------------
INCREASE IN NET ASSETS
   Operations
      Net investment loss                                       $    (27,795)          $     (7,966)
      Net realized gain on securities                                173,731                605,429
      Change in net unrealized appreciation
        (depreciation) on securities                               1,694,128               (375,234)
                                                                ------------           ------------

      Increase in net assets resulting
        from operations                                            1,840,063                222,229
                                                                ------------           ------------

   Distributions to shareholders
                                                                ------------           ------------
      From net investment income                                    (597,463)               (27,576)
                                                                ------------           ------------
      From net realized gains on investments                               0               (198,792)
                                                                ------------           ------------

   Total distributions to shareholders                              (597,463)              (226,368)
                                                                ------------           ------------

   Beneficial interest share transactions*
      Shares sold                                                  3,218,216              3,079,982
      Shares redeemed                                               (550,677)            (2,387,415)
      Shares issued for reinvestment of distributions                575,323                225,370
                                                                ------------           ------------

        Increase in net assets from share transactions             3,242,862                917,937
                                                                ------------           ------------

        Total increase in net assets                               4,485,462                913,798
Net assets
   Beginning of period                                             4,333,317              3,419,519
                                                                ------------           ------------

   End of period (including undistributed net
      investment income (loss) of $(27,795) and
      $(7,966), respectively                                    $  8,818,779           $  4,333,317
                                                                ============           ============

*Share information
      Shares sold                                                    254,175                238,631
      Shares redeemed                                                (42,135)              (199,154)
      Change in shares resulting from transfers
        between classes                                                    0                 (1,341)
      Shares issued for reinvestment of distributions                 50,314                 19,905
                                                                ------------           ------------

        Increase in shares outstanding                               262,354                 58,041
                                                                ============           ============

                 See accompanying notes to financial statements.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                    Unaudited

Note 1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          -----------------------------------------------------------

          A.   General Description

               IMPACT Management Investment Trust (the "Trust") was organized as a Massachusetts business trust on December 18, 1996. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. Impact Total Return Portfolio, f/k/a IMPACT Management Growth Portfolio (the "Total Return") is the initial series of the Trust. The Total Return commenced operations on June 17, 1997, with the sale of 10,000 shares of beneficial interest of the Total Return to Jordan American Holdings, Inc., for cash in the amount of $100,000. The Total Return commenced investing in securities on September 16, 1997.

               On May 1, 1999, the name of the Total Return was changed to the Impact Total Return Portfolio consistent with the changes made to the investment objective and policies. At this time, the Total Return began offering four classes of shares of beneficial interest. The Total Return renamed it's share classes, effective with the most recent Prospectus dated January 28, 2002, to Class A Shares, Class F Shares and Class R Shares from the Traditional Class, Wholesale Class and Retail Class, respectively.

               An additional series, the Jordan 25 Fund (the "Jordan 25," and together with the "Total Return," the "Funds") became effective on January 16, 2001 offering four classes of shares. The Jordan 25 commenced operation on January 24, 2001 with the sale of 1000 Wholesale Class Shares of beneficial interest to Equity Assets Management, Inc. (the "Investment Advisor") for cash in the amount of $10,000. On January 26, 2001, the Investment Advisor also purchased shares of beneficial interest in the Jordan 25's Retail and Traditional Classes totaling 100 and 94 shares, respectively, for cash in the amount of $1,000 for each. By October 1, 2001, the Jordan 25 Fund had redeemed all shares within each Class. The Jordan 25 Fund did not have any sales or redemption activity during the reporting period. The Jordan 25 Fund was later renamed the IMPACT 25 Fund through a Post Effective Amendment filed with the Securities & Exchange Commission and became operational April 12, 2002.

          B.   Security Valuation

               Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities, which are traded in the over-the-counter market, are valued at the mean between the last closing bid and asked prices in the market on that day.

          C.   Method of Reporting

               The financial statements are presented in accordance with generally accepted accounting principles, which require the use of certain estimates made by the Funds' management. The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis.

          D.   Federal Income Taxes

               No provision for federal income taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all their taxable income to their shareholders.

Note 2.   INVESTMENT TRANSACTIONS
          -----------------------

          Purchases and sales of investment securities of the Total Return, other than short-term investments, during the period were $5,204,539 and $2,489,137, respectively. At March 31, 2002, the aggregate cost of investments for federal income tax and financial reporting purposes was $7,106,776 and net unrealized appreciation aggregated $1,397,454.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                    Unaudited

Note 3.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ---------------------------------------------------------------

          The Trust has entered into an investment advisory agreement with the Investment Advisor. The Investment Advisor makes investment decisions with respect to the assets of the Funds and reviews, supervises and administers the investment program of the Funds. As compensation for services rendered, the Investment Advisor receives an annual investment advisory fee equal to 1.25% of the Total Return's average daily net assets and 1.2% of the Jordan 25's average daily net assets. The investment advisory fee is calculated daily and paid monthly.

          Effective May 1, 1999, the Trust and the Investment Advisor entered into a sub-investment advisory agreement with Schneider Capital Management in which the sub-advisor receives from the advisor an annual investment advisory fee equal to .60% of the Total Return's average daily net assets.

          Effective May 5, 1998, a Distribution Plan was adopted by the Trust pursuant to Rule 12b-1 of the 1940 Act. Under the provisions of the Distribution Plan, the Total Return pays or reimburses the Investment Advisor affiliates or other third parties for expenses incurred in connection with the promotion and distribution of the Total Return's shares in an amount up to 1% per annum for Retail Class shares of the average daily net assets. Effective May 1, 1999, this plan was amended to change the name of the fund to Impact Total Return Portfolio, Retail Class.

          Also, effective May 1, 1999, a Distribution Plan was adopted by the Trust for the Total Return's Traditional Class and Wholesale Class pursuant to Rule 12b-1 of the 1940 Act. Under the provisions of the Distribution Plan, the Total Return pays or reimburses the Investment Advisor affiliates or other third parties for expenses incurred in connection with the promotion and distribution of the Total Return's shares in an amount up to .25% per annum of the average daily net assets of each class.

          An affiliate of the Investment Advisor, IMPACT Financial Network, Inc. ("IFNI"), a broker and dealer in securities registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc., earned brokerage fees on the Total Return and the Jordan 25 from purchases and sales of investment securities. IFNI earned brokerage fees on the Total Return of approximately $0 and was reimbursed $14,491, pursuant to the provisions of the Distribution Plan for the six months ended March 31, 2002. Certain officers of the Trust and members of the Board of Trustees are also officers and directors of the Investment Advisor.

Note 4.   ADMINISTRATIVE SERVICES
          -----------------------

          Effective May 5, 1998, the Trust entered into an administrative service agreement with Impact Administrative Services, Inc. ("IASI"), an affiliate of the Investment Advisor. Under the agreement, IASI provides administrative personnel and services necessary to operate the Funds including transfer agent and dividend disbursing agent services. IASI bears substantially all operating expenses of the Funds, excluding brokerage fees, interest charges and taxes.

          Effective May 1, 1999, the Trust amended the administrative service agreement with IASI that changes the fee structure. Effective May 1, 1999, IASI is paid a fee equal to .35% of the Total Return's average daily net assets. The total fees incurred by the Trust for the six-months ended March 31, 2002 amounted to $11,368.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                    Unaudited

          Effective January 28, 2002, the Trust amended the administrative service agreement with IASI that changes the fee structure. The fee paid to IASI for services is as follows:

          For the transfer agency and dividend disbursing services rendered by the Administrator pursuant to this Agreement, IMIT shall pay the Administrator at the beginning of each month, a monthly pro rata amount of the following annual fees:

          Shareholder account fee                                        $  8.25
          Minimum annual fee per initial portfolio                       $15,000
          Additional annual fee for each additional class                $ 5,000

          For  the  administration  and  accounting  services  rendered  by  the
          Administrator pursuant to this Agreement, IMIT shall pay the Administrator at the beginning of each month, a fee, calculated as follows:

          Fee for first $50 million in total fund assets                 0.06%1
          Fee for over $50 million up to $100 million in
            total fund assets                                            0.05%1
          Fee for over $100 million in total fund assets                 0.04%1
          Minimum annual fee                                             $48,000
          Additional annual fee for each additional class                $12,000

          In addition, prior to January 22, 2001 when a shareholder closed an account, IASI was paid a fee of $2, which was charged to the shareholder as redemption of shares of beneficial interest. For accounts closed after this date, the fee no longer applies.

NOTE 5.   CHANGES IN NET ASSETS
          ---------------------

          The net assets of the Total Return have increased from $4,333,317 at September 30, 2001 to $8,818,779 at March 31, 2002. This was predominantly due to purchases that were made by investors and unrealized appreciation on securities.

--------
1 Calculated annually of the average daily net assets of each portfolio for the previous month.

                       IMPACT MANAGEMENT INVESTMENT TRUST
                          IMPACT TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                    Unaudited

NOTE 6.   CAPITAL SHARE TRANSACTIONS :
          ----------------------------

                                                        For the Six Months Ended             For the Year Ended
                                                             March 31, 2002                  September 30, 2001
                                                         Amount           Shares           Amount           Shares
                                                      ------------     ------------     ------------     ------------
CLASS R
     Sold                                             $    150,235           13,434     $    402,322           35,517
     Reinvested                                            313,843           29,975          159,237           14,307
     Repurchased                                          (106,852)          (9,890)        (853,472)         (75,407)
     Transfer between classes                                    0                0         (167,883)         (14,929)
                                                      ------------     ------------     ------------     ------------
       Net increase (decrease) in retail class             357,226           33,520         (459,796)         (40,512)
                                                      ------------     ------------     ------------     ------------
CLASS A
     Sold                                                1,394,154           90,313          749,969           49,780
     Reinvested                                             21,400            1,314              201               15
     Repurchased                                          (127,269)          (7,749)            (677)             (46)
                                                      ------------     ------------     ------------     ------------
       Net increase in traditional class                 1,288,285           83,878          749,493           49,749
                                                      ------------     ------------     ------------     ------------
CLASS F
     Sold                                                  718,827           55,695        1,927,691          153,334
     Reinvested                                            240,080           19,024           65,932            5,583
     Repurchased                                          (316,556)         (24,497)      (1,533,266)        (123,701)
     Transfer between classes                                    0                0          167,883           13,588
                                                      ------------     ------------     ------------     ------------
       Net increase in wholesale class                     642,350           50,222          628,240           48,804
                                                      ------------     ------------     ------------     ------------
INSTITUTIONAL CLASS
     Sold                                                  955,000           94,733                0                0
     Reinvested                                                  0                0                0                0
     Repurchased                                                 0                0                0                0
     Transfer between classes                                    0                0                0                0
                                                      ------------     ------------     ------------     ------------
       Net increase in wholesale class                     955,000           94,733                0                0
                                                      ------------     ------------     ------------     ------------
       Total net increase (decrease) in Fund          $  3,242,862          262,354     $    917,937           58,041
                                                      ============     ============     ============     ============